Exhibit 10.4

$125,000,000

Shuffle Master, Inc.

1.25% Contingent Convertible Senior Notes Due 2024

PURCHASE AGREEMENT

April 15, 2004

Deutsche Bank Securities Inc.

As Representative of the

Several Initial Purchasers

60 Wall Street

New York, NY 10005

Ladies and Gentlemen:

Shuffle Master, Inc., a Minnesota corporation (the “Company”), proposes, subject to the terms and conditions contained herein, to issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”) for whom you are acting as representative (the “Representative”) $125,000,000 in aggregate principal amount of its 1.25% Contingent Convertible Senior Notes Due 2024 (the “Firm Securities”).  The Company also proposes to issue and sell at the Initial Purchasers’ option up to an additional $25,000,000 in aggregate principal amount of its 1.25% Contingent Convertible Senior Notes Due 2024 (the “Option Securities” and together with the Firm Securities, the “Securities”) as set forth below.

The Securities are convertible into cash and shares of common stock of the Company, $.01 par value (the “Common Stock”) together with the rights (the “Rights”) evidenced by such Common Stock to the extent provided for in the Shareholder Rights Plan dated June 26, 1998, between the Company and Norwest Bank Minnesota, N.A., (the “Rights Agreement”). The shares of Common Stock and accompanying Rights into which the Securities may be convertible are referred to herein as the “Underlying Securities”.  The Securities are to be issued pursuant to the terms of an Indenture between the Company and Wells Fargo Bank, National Association, as Trustee (the “Trustee”).

The sale of the Securities and the Underlying Securities will be made without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on exemptions from the registration requirements of the Securities Act.  As Representative, you have advised the Company that the Initial

Purchasers will offer and sell the Securities purchased by the Initial Purchasers hereunder (the “Offering”) in accordance with Section 3 hereof as soon as you deem advisable.

In connection with the Offering, the Company has prepared a preliminary Offering Memorandum, dated April 15, 2004 (including any and all exhibits and appendices thereto and the information incorporated by reference therein, the “Preliminary Offering Memorandum”) and a final Offering Memorandum, dated April 15, 2004 (including any and all exhibits and appendices thereto and the information incorporated by reference therein, the “Offering Memorandum”).  Each of the Preliminary Offering Memorandum and the Offering Memorandum sets forth certain information regarding the Company, the Securities and the Underlying Securities.  The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendment or supplement thereto, in connection with the Offering by the Initial Purchasers.  Unless stated to the contrary, all references herein to the Offering Memorandum are to the Offering Memorandum, as supplemented or amended at the date hereof and are not meant to include any amendment or supplement, or any information incorporated by reference therein subsequent to the date thereof and any references herein to the terms “amend”, amendment” or “supplement” with respect to the Offering Memorandum shall be deemed to refer to and include any information filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subsequent to the date of the Offering Memorandum which is incorporated by reference therein.

In connection with the Offering, the Company also proposes to enter into a Registration Rights Agreement, to be dated as of the Closing Date (as defined below), among the Company and the Initial Purchasers (the “Registration Rights Agreement”).

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1.                             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

(a)                             The Company represents and warrants to the Initial Purchasers as follows:

(i)                                 the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with the corporate power and authority to own or lease its properties and conduct its business as described in the Offering Memorandum; each of the subsidiaries of the Company (each, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with the corporate power and authority to own or lease its properties and conduct its business as described in the Offering Memorandum; the Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification and where the failure to be so qualified would, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole (a “Material Adverse Effect”); the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock in the Subsidiaries are outstanding;

(ii)                              the issuance and sale of the Securities have been duly authorized by all necessary corporate action on the part of the Company and, when executed, authenticated and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, the Securities will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture and the Registration Rights Agreement;

(iii)                           the execution and delivery of, and the performance by the Company of its obligations under, the Indenture have been duly and validly authorized by all necessary corporate action on the part of the Company and, when duly executed and delivered by the Company and the other parties thereto, the Indenture will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(iv)                          (x) the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the shares of Common Stock to be issued upon conversion of the Securities have been duly authorized and reserved, and when issued upon conversion of the Securities will be validly issued, fully paid and non-assessable; and no preemptive or similar rights of stockholders exist with respect to any of the Common Stock to be issued upon conversion of the Securities; and (y) the Rights, if any, issuable upon conversion of the Securities have been duly authorized and, when and if issued upon conversion in accordance with the terms of the Indenture and the Rights Agreement, will have been validly issued;

(v)                             the information set forth under the caption “Capitalization” in the Offering Memorandum is true and correct in all material respects; all of the Underlying Securities conform to the description thereof contained in the Offering Memorandum in all material respects; the form of certificate for the shares of Common Stock conforms to the corporate law of the jurisdiction of the Company’s incorporation in all material respects;

(vi)                          except as described in or contemplated by the Offering Memorandum, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock;

(vii)                       all of the Underlying Securities issuable upon conversion of the Securities have been approved for designation upon notice of issuance on the Nasdaq National Market;

(viii)                    each document filed, or to be filed, by the Company pursuant to the Exchange Act and incorporated, or to be incorporated, by reference in either the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) at the time filed with the Securities and Exchange Commission (the “Commission”) conformed, or will conform, in all material respects with the Exchange Act and the applicable rules and regulations thereunder; the Preliminary Offering Memorandum as of the date thereof did not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Offering Memorandum and any amendment or supplement thereto do not contain, and will not contain, any untrue statement of a material fact, and do not omit, and will not omit, any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to statements or omissions made in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to them by the Initial Purchasers specifically for use therein;

(ix)                            the consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules included in the Offering Memorandum, present fairly in all material respects the financial position and the results of operations and cash flows of the Company and its consolidated Subsidiaries, at the indicated dates and for the indicated periods; such financial statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles in the United States, consistently applied throughout the periods indicated, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made; the summary financial and statistical data of the Company and the Subsidiaries included in the Offering Memorandum present fairly in all material respects the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company;

(x)                               Deloitte & Touche LLP, who has certified certain of the financial statements incorporated by reference in the Offering Memorandum, are independent public accountants as required by the Securities Act and the applicable rules and regulations thereunder;

(xi)                            except as described in or contemplated by the Offering Memorandum, there is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency or otherwise which, if determined adversely to the Company or any of the Subsidiaries, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby or in the Indenture, the Securities or the Registration Rights Agreement, except as set forth in the Offering Memorandum;

(xii)                         except as described in or contemplated by the Offering Memorandum, the Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Offering Memorandum and material to the Company’s business or operations, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Offering Memorandum and such liens, mortgages, pledge, charges and encumbrances which are not material in amount; the Company and the Subsidiaries occupy their leased properties under valid and binding leases;

(xiii)                      except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and the Subsidiaries have filed all Federal, State, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due; all tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments;

(xiv)                     since the respective dates as of which information is given in the Offering Memorandum, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in or contemplated by the Offering Memorandum; the Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company’s financial statements which are included in the Offering Memorandum;

(xv)                        neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, in violation of or in default under i) its amended Articles of Incorporation or Bylaws or ii)  any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and, solely with respect to this clause (B), which violation or default would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; the execution and delivery of this Agreement, the Indenture, the Securities and the Registration Rights Agreement, and the issuance and sale of the Securities to the Initial Purchasers by the Company pursuant to this Agreement, and the issuance by the Company of the Underlying Securities issuable upon conversion of the Securities and the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, except for such conflicts, breaches or defaults as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or of the amended Articles of Incorporation or Bylaws of the Company or any law, order, rule or regulation, judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any of the Subsidiaries, except for such conflicts with gaming regulations that both (x) would not have a Material Adverse Effect and (y) are not currently known to the Company;

(xvi)                     the execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company;

(xvii)                  the execution and delivery of, and the performance by the Company of its obligations under, the Registration Rights Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company and, when duly executed and delivered by the Company and the other parties thereto, the Registration Rights Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that (x) enforcement thereof may be (1) limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting creditors’ rights generally and (2) subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (y) rights to indemnification and contribution thereunder may be limited under applicable law;

(xviii)               each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement, the Indenture, the Securities and the Registration Rights Agreement, and the issuance and sale of the Securities to the Initial Purchasers by the Company pursuant to this Agreement, and the issuance of the Underlying Securities issuable upon conversion of the Securities and the consummation of the transactions herein and therein contemplated has been obtained or made and is in full force and effect, except for (A) the effectiveness of the Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) under the Securities Act and the qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), in each case as contemplated by the Registration Rights Agreement, (B) such additional steps as may be necessary to qualify the Securities for public offering by the Initial Purchasers under state securities or Blue Sky laws, (C) the filing of audited financial statements and unaudited pro forma financial statements for CARD Casinos Austria Research and Development GmbH (“CARD”) with the Commission as described in the Offering Memorandum, (D) any regulatory approvals that may be required in connection with the Company’s acquisition of CARD, (E) the Company’s filing of copies of all documents related to the transaction (I) with the Mississippi Gaming Commission within fourteen (14) calendar days after the closing of this transaction, (II) with the Nevada State Gaming Control Board within thirty (30) days of the end of the calendar quarter in which the transaction is consummated and (III) with other gaming regulatory authorities and (F) the approvals of the relevant gaming regulatory authorities (including without limitation the approval of the Nevada Gaming Commission as described in the Offering

Memorandum) of the Company’s fulfillment of its obligations under the Registration Rights Agreement;

(xix)                       all of the Securities have been designated by the NASD PORTAL Market (“PORTAL”) as PORTAL-eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”);

(xx)                          (A) the Company, each of the Subsidiaries and each of their respective directors and executive officers hold all material licenses, certificates and permits from governmental authorities, including gaming regulatory authorities, which are necessary to the conduct of their businesses; (B) except as described in or contemplated by the Offering Memorandum, the Company and the Subsidiaries each own or possess the right to use all patents, patent rights, trademarks, trade names, service marks, service names, copyrights, license rights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and other intellectual property rights (“Intellectual Property”) necessary to carry on their business in all material respects; neither the Company nor any of the Subsidiaries has infringed, and, except as described in or contemplated by the Offering Memorandum, none of the Company or the Subsidiaries have received notice of conflict with, any Intellectual Property of any other person or entity; (C) the Company has taken all reasonable steps necessary to secure interests in such Intellectual Property from its contractors;  (D) except as described in or contemplated by the Offering Memorandum, there are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property of the Company that are material to the Company and the Subsidiaries taken as a whole; (E) except as described in or contemplated by the Offering Memorandum, the Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are material to the Company and the Subsidiaries taken as a whole; except as described in or contemplated by the Offering Memorandum, none of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or any of its officers, directors or employees or otherwise in violation of the rights of any persons; (F) except as described in or contemplated by the Offering Memorandum, the Company has not received any written or oral communications alleging that the Company has violated, infringed or conflicted with, or, by conducting its business as set forth in the Offering Memorandum, would violate, infringe or conflict with, any of the Intellectual Property of any other person or entity; and (G) except as described in or contemplated by the Offering Memorandum, the Company knows of no infringement by others of Intellectual Property owned by or licensed to the Company;

(xxi)                       neither the Company nor any Subsidiary is or, after giving effect to the offering and sale of the Securities contemplated hereunder and the application of the net proceeds from such sale as described in the Offering Memorandum, will be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the applicable rules and regulations thereunder;

(xxii)                    the Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(xxiii)                 the Company and the Subsidiaries comply in all material respects with all Environmental Laws (as defined below), except to the extent that failure to comply with such Environmental Laws would not, individually or in the aggregate, result in a Material Adverse Effect; none of the Company or any of the Subsidiaries is the subject of any pending or threatened federal, state or local investigation evaluating whether any remedial action by the Company or any of the Subsidiaries is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Company’s or any of the Subsidiaries’ business operations or ownership or possession of any of their properties or assets or is in contravention of any Environmental Law that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; none of the Company or any of the Subsidiaries has received any notice or claim, nor are there pending or threatened lawsuits against them, with respect to violations of an Environmental Law or in connection with any release of any Hazardous Material into the environment that could reasonably be expected, individually or in the aggregate, to result in a Material

Adverse Effect; as used herein, “Environmental Laws” means any federal, state or local law or regulation applicable to the Company’s or any of the Subsidiaries’ business operation or ownership or possession of any of their properties or assets relating to environmental matters, and “Hazardous Materials” means those substances that are regulated by or form the basis of liability under any Environmental Laws;

(xxiv)                the Company and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties;

(xxv)                   the Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur any material liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (B) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

(xxvi)                assuming the accuracy of the Initial Purchasers’ representations set forth in Section 3(c) of this Agreement, neither the Company, nor any of its Affiliates (as defined in Rule 501(b) under the Securities Act), nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities or the Underlying Securities issuable upon conversion thereof under the Securities Act;

(xxvii)             neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) under the Securities Act) in connection with any offer or sale of the Securities or the Underlying Securities issuable upon conversion thereof in the United States;

(xxviii)          the Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act;

(xxix)                  the Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act;

(xxx)                     the Securities, the Underlying Securities, the Indenture and the Registration Rights Agreement will each conform in all material respects to the respective descriptions thereof contained in the Offering Memorandum;

(xxxi)                  on and as of the date hereof, no event has occurred or is continuing which constitutes, or with notice or lapse of time would constitute, an Event of Default (as defined in Indenture and the Securities);

(xxxii)               assuming that (x) the representations and warranties of the Initial Purchasers in Section 3 hereof are true and (y) the Initial Purchasers comply with the covenants set forth in Section 3 hereof, the purchase and sale of the Securities pursuant hereto (including the Initial Purchasers’ proposed offering of the Securities on the terms and in the manner set forth in the Offering Memorandum and Section 3 hereof) is exempt from the registration requirements of the Securities Act and does not require the qualification of an indenture under the Trust Indenture Act;

(xxxiii)            there is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications; and

(xxxiv)           there are no indentures, notes, loan agreements, mortgages, deeds of trust, security agreements or other written agreements or instruments that are material to the Company.

2.                             PURCHASE, SALE AND DELIVERY OF THE SECURITIES.

(a)                        On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to issue and sell to the several Initial Purchasers and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.0% of the aggregate principal amount thereof (the “Purchase Price”), plus accrued interest, if any, from April 21, 2004 to the Closing Date, the principal amount of Firm Securities set forth opposite the name of such Initial Purchaser in Schedule I hereto.  Each Security will be convertible at the option of the holder into a combination of cash and Underlying Securities as provided in the Securities and the Indenture.  One or more global securities representing the Firm Securities shall be registered by the Trustee in the name of the nominee of the Depository Trust Company (“DTC”), Cede & Co., credited to the accounts of such of its participants as the Representative shall request, upon notice to the Company at least 48 hours prior to the Closing Date, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, and deposited with the Trustee as custodian for DTC on the Closing Date, against payment by or on behalf of the Initial Purchasers to the account of the Company of the aggregate Purchase Price therefor by wire transfer in immediately available funds.  Delivery of and payment for the Firm Securities shall be made at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017 at 9:30 A.M., New York City time, on the fourth full business day following the date of this Agreement, or at such other place, time or date not later than five business days thereafter as the Initial Purchasers and the Company may agree upon.  Such time and date of delivery against payment are herein referred to as the “Closing Date.”  (As used herein, “business day” means a day on which the Nasdaq National Market is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.)

(b)                                 In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Initial Purchasers to purchase the Option Securities at the Purchase Price set forth in the first paragraph of this Section 2 plus accrued interest, if any, from April 21, 2004 to the Option Closing Date (as defined below).  The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, as Representative of the Initial Purchasers, to the Company setting forth the aggregate principal amount of Option Securities as to which the Initial Purchasers are exercising the option and the time and date for delivery of and payment for such Option Securities.  The time and date for delivery of and payment for such Option Securities shall be determined by the Representative but shall not be later than ten full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”).  If the date of exercise of the option is two or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date.  The aggregate principal amount of Option Securities to be purchased by each Initial Purchaser shall be in the same proportion to the total aggregate principal amount of Option Securities being purchased as the aggregate principal amount of Firm Securities being purchased by such Initial Purchaser bears to the total aggregate principal amount of Firm Securities, adjusted by you in such manner as to avoid fractional Option Securities.  You, as Representative of the Initial Purchasers, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company.

3.                             OFFERING BY THE INITIAL PURCHASERS.

(a)                                  It is understood that the several Initial Purchasers will offer and sell the Securities in accordance with this Section as soon as they deem it advisable to do so.  The Securities are to be initially offered at the offering price set forth in the Offering Memorandum.  The Initial Purchasers may from time to time thereafter change the price and other selling terms.

(b)                                 Each Initial Purchaser understands and acknowledges that the Securities and the Underlying Securities to be issued upon conversion thereof have not been and will not be registered under the Securities Act (except as contemplated by Section 1 of this Agreement) and may not be offered or sold, except in compliance with the registration requirements of the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.  Accordingly, each Initial Purchaser agrees that it will offer and sell the Securities only to persons that it reasonably believes to be qualified institutional buyers as defined in Rule 144A under the Securities Act.

(c)                                  Each Initial Purchaser agrees that neither it nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with any offer or sale of the Securities.

(d)                                 Each Initial Purchaser agrees that it is an institutional accredited investor within the meaning of Rule 501(a) under the Securities Act.

4.                                       COVENANTS OF THE COMPANY.

The Company covenants and agrees with the Initial Purchasers that:

(a)                        The Company will furnish to the Initial Purchasers and counsel for the Initial Purchasers, without charge, during the period mentioned in paragraph (d) below, as many copies of the Preliminary Offering Memorandum and Offering Memorandum, any documents incorporated by reference therein and any supplements or amendments thereto as they may reasonably request.

(b)                       The Company will not amend or supplement the Offering Memorandum, other than by filing documents under the Exchange Act which are incorporated by reference therein, and, prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by the Representative), the Company will not file any document under the Exchange Act which is incorporated by reference in the Offering Memorandum, in each case unless the Initial Purchasers previously have been advised of, and furnished with a copy within a reasonable period of time prior to, the proposed filing and the Initial Purchasers shall have given their consent to such filing, such consent not to be unreasonably withheld.  The Company will advise the Initial Purchasers of the time when any amendment or supplement to the Offering Memorandum has been made or when any document filed under the Exchange Act which is incorporated by reference in the Offering Memorandum has been filed with the Commission and will provide evidence satisfactory to the Initial Purchasers of each such amendment, supplement or filing.  The Company will prepare promptly upon request by the Initial Purchasers or counsel for the Initial Purchasers any amendments or supplements to the Offering Memorandum that may be necessary or advisable in connection with the distribution of the Securities by the Initial Purchasers.

(c)                        The Company will cooperate with the Initial Purchasers in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions as the Initial Purchasers may reasonably have designated in writing and will make such applications, file such documents and furnish such information as may be reasonably required for that purpose; provided that the Company shall not be required to qualify as a foreign corporation in any jurisdiction where it is not now so qualified or to file any general consent to service of process or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.  The Company will, from time to time, prepare and file such statements, reports and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Initial Purchasers may reasonably request for distribution of the Securities.

(d)                       If at any time prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend or supplement the Offering Memorandum to comply with applicable law, the Company promptly will prepare an appropriate amendment or supplement to the Offering Memorandum so that the Offering Memorandum as so amended or supplemented will not contain statements that, in light of the circumstances under which they were made, are misleading, or so that the Offering Memorandum will comply with applicable law.

(e)                        No offering, sale, short sale or other disposition of any shares of Common Stock or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representative on behalf of the Initial Purchasers.  The foregoing sentence shall not apply to (A) any Option Securities delivered pursuant to this Agreement, (B) any shares of Common Stock issued by the Company pursuant to existing options, (C) the issuance of shares of Common Stock as consideration for, and employee options in connection with, the acquisition of CARD or (D) the issuance of any shares of Common Stock or options to purchase shares of Common Stock of the Company pursuant to employee benefit agreements or incentive stock or director stock unit plans in effect as of the date hereof.

(f)                          The Company shall have caused each officer and director of the Company to furnish to you, on or prior to the date of this agreement, a letter or letters, in substantially the form attached hereto as Exhibit A-1 and, in the case of Mark L. Yoseloff, Exhibit A-2 (collectively, the “Lock-up Agreements”).

(g)                       The Company will not, nor will it permit any of its Affiliates (as defined in Rule 144 under the Securities Act) to, resell any Securities that have been acquired by any of them.

(h)                       Except as contemplated by the Registration Rights Agreement, neither the Company, nor any of its Affiliates, nor any person acting on its behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities or the Underlying Securities issuable upon conversion thereof under the Securities Act.

(i)                           Neither the Company nor any of its Affiliates, nor any person acting on its behalf will engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) under the Securities Act) in connection with any offer or sale of the Securities.

(j)                           So long as any of the Securities or the Underlying Securities issuable upon conversion thereof are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which they are not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, upon the request of any holder or prospective purchaser of such restricted securities, provide to such holder or prospective purchaser of such restricted securities any information required to be provided by Rule 144A(d)(4) under the Securities Act.  This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

(k)                        The Company will cooperate with the Initial Purchasers and use its best efforts to (x) permit the Securities to be eligible for clearance and settlement through DTC and such other clearance and settlement systems that the Initial Purchasers may designate and (y) arrange to have the Securities be designated by the PORTAL as PORTAL-eligible securities in accordance with the rules and regulations of the NASD.

(l)                           The Company will use its best efforts to cause the Underlying Securities issuable upon conversion of the Securities to be approved for designation on the Nasdaq National Market on or prior to the Closing Date and ensure that the Underlying Securities issuable upon conversion of the Securities remain authorized for listing following the Closing Date.

(m)                     The Company shall apply the net proceeds from its sale of the Securities as set forth in the Offering Memorandum.

(n)                       The Company will not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the Investment Company Act.

(o)                       The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

5.                             COSTS AND EXPENSES.

The Company will pay all costs, expenses and fees incident to the performance of its obligations under this Agreement, including, without limiting the generality of the foregoing, the following:  accounting fees of the Company;

the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Initial Purchasers copies of the Preliminary Offering Memorandum and the Offering Memorandum and any supplements or amendments thereto and the printing and production of all other documents connected with the Offering (including this Agreement, the Indenture, the Registration Rights Agreement and any other related agreements); the Listing Fee of the Nasdaq National Market; the expenses arising from having the Securities designated as eligible for trading in the PORTAL market; the expenses associated with the preparation, issuance and delivery to the Initial Purchasers of the Securities; the fees and expenses of the Trustee; the expenses of the “roadshow” and any other meetings with prospective investors in the Securities; and the costs and expenses of advertising relating to the Offering (other than advertising costs and expenses that the Initial Purchasers expressly agree to pay).  The Company shall not, however, be required to pay for any of the Initial Purchasers’ expenses except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Initial Purchasers pursuant to Section 9(a)(i) hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of the Initial Purchasers, the Company shall reimburse the Initial Purchasers for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Securities or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to the Initial Purchasers for damages on account of loss of anticipated profits from the sale by it of the Securities.  Notwithstanding the foregoing, the Initial Purchasers agree to reimburse the Company up to $300,000 of the foregoing expenses incurred by the Company.

6.                             CONDITIONS OF OBLIGATIONS OF THE INITIAL PURCHASERS.

The obligation of the Initial Purchasers to purchase the Firm Securities on the Closing Date and the Option Securities, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

(a)                        The Initial Purchasers shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Latham & Watkins LLP, special counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Initial Purchasers to the effect set forth in Exhibit B hereto.

(b)                       The Initial Purchasers shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Jerome R. Smith, Senior Vice President and General Counsel to the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Initial Purchasers (and stating that it may be relied upon by counsel to the Initial Purchasers) to the effect that:

(i)                                 based on such counsel’s current knowledge and after “due inquiry,” and subject to any modifications or qualifications in Exhibits C, D and E hereto, in connection with the Offering Memorandum, the statements in (x) “Part, I, Item 1 – Business –Gaming Regulation” and “Part I, Item 3 – Legal Proceedings” of the Company’s Annual Report on Form 10-K for the Year Ended October 31, 2003 and “Part 2, Item 1 – Legal Proceedings” of the Company’s Quarterly Report on Form 10-Q for the Three Months Ended January 31, 2004, both of which are incorporated by reference in the Offering Memorandum and (y) the Offering Memorandum under the heading “Regulation and Licensing” in the Offering Memorandum, insofar as such statements constitute a summary of documents and proceedings referred to therein or matters of law, but subject to the qualifications and explanatory text which is also contained therein, fairly summarize in all material respects the information called for with respect to such documents and matters; and

(ii)                              such counsel knows of no material legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries which have not been disclosed in the Company’s Annual Report on Form 10-K for the Year Ended October 31, 2003, as updated by the Company’s Quarterly Report on Form 10-Q for the Three Months Ended January 31, 2004.

Such counsel’s opinion shall be subject to such limitations as are typical in attorney opinion letter for Rule 144A offerings.  “Due inquiry” for purposes of clause (i) shall mean such inquiry as such counsel deems reasonable under all applicable facts and circumstances.  Such counsel may note in such opinion that the Director of Compliance does not report to such counsel.

(c)                        The Initial Purchasers shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Larkin Hoffman Daly & Lindgren, Ltd., Minnesota counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Initial Purchasers (and stating that it may be relied upon by counsel to the Initial Purchasers) to the effect that:

(i)                                 this Agreement has been duly authorized, executed and delivered by the Company;

(ii)                              the Company was duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with the power and authority to own or lease its properties and conduct its business under Minnesota corporate law as described in the Offering Memorandum under Minnesota law (it being understood that such counsel need express no opinion with respect to the Company’s qualification to do business in, good standing in, power, or authority as a foreign corporation or otherwise under the laws of any other jurisdiction);

(iii)                           the execution and delivery of this Agreement, the Indenture, the Securities, the Registration Rights Agreement and the issuance and sale of the Securities to the Initial Purchasers by the Company pursuant to this Agreement, and the issuance of the Underlying Securities issuable upon conversion of the Securities and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the amended Articles of Incorporation or Bylaws of the Company;

(iv)                          the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the shares of Common Stock initially issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon conversion by all necessary corporate action of the Company and when issued, assuming issuance of such shares of Common Stock in compliance with the terms of the Notes and the Indenture, will be validly issued, fully paid and non-assessable; and no preemptive or similar rights of stockholders exist with respect to any of the shares of Common Stock initially issuable upon conversion of the Securities; and the Rights, if any, issuable upon conversion of the Securities in accordance with the terms of the Indenture and the Rights Agreement, will be validly issued;

(v)                             the statements under the caption “Description of Capital Stock” in the Offering Memorandum, insofar as such statements constitute a summary of documents referred to therein or matters of Minnesota corporate law, fairly summarize such documents and matters in all material respects; and

(vi)                          each document filed by the Company pursuant to the Exchange Act and incorporated by reference in the Offering

Memorandum (or any amendment or supplement thereto) at the time filed with the Commission conformed in all material respects with the Exchange Act and the then-applicable rules and regulations thereunder in effect at the time of such filing (it being understood that such counsel expresses no opinion with respect to the financial statements and schedules included therein or with respect to the exhibits filed in, or omitted from, such documents).

(d)                       The Initial Purchasers shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinions of Fox Rothschild LLP, New Jersey counsel for the Company, Lionel Sawyer & Collins, Nevada counsel for the Company, and Phelps Dunbar LLP, Mississippi counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Initial Purchasers (and stating that it may be relied upon by counsel to the Initial Purchasers) to the effect set forth in Exhibits C, D and E hereto, respectively.

(e)                        The Initial Purchasers shall have received from their counsel, Davis Polk & Wardwell, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect of opinions 2, 3, 5 and 6 of Exhibit B.  In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Offering Memorandum, as of its date or as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, related notes and schedules and statistical information therein).  With respect to such statement, Davis Polk & Wardwell may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

(f)                          The Initial Purchasers shall have received on each of the date hereof, the Closing Date and, if applicable, the Option Closing Date, letters dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to you, of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder and stating that in their opinion the financial statements and schedules of the Company examined by them and incorporated by reference in the Offering Memorandum comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the respective related published rules and regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to initial purchasers in Rule 144A offerings with respect to the financial statements and certain financial and statistical information contained or incorporated by reference in the Offering Memorandum.

(g)                       The Initial Purchasers shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

(i)                                 the representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

(ii)                              he or she has carefully examined the Offering Memorandum (including the documents of the Company incorporated by reference therein) and, in his or her opinion, as of the Closing Date or Option Closing Date as the case may be, the statements contained in the Offering Memorandum (including the documents of the Company incorporated by reference therein) with respect to the Company were true and correct in all material respects, and, with respect to the Company, such Offering Memorandum (including the documents of the Company incorporated by reference therein) does not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iii)                           since the respective dates as of which information is given in the Offering Memorandum, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business; and

(iv)                          the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date or the Option Closing Date, as the case may be.

(h)                       The Company shall have furnished to the Initial Purchasers such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Initial Purchasers may reasonably have requested.

(i)                           The Underlying Securities issuable upon conversion of the Securities shall have been designated for trading, subject to notice of issuance, on the Nasdaq National Market and the Securities shall have been designated as PORTAL-eligible securities.

(j)                           Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(k)                        The Indenture shall have been executed and delivered by all the parties thereto and the Registration Rights Agreement shall have been executed and delivered by the Company.

(l)                           The Lock-up Agreements described in Section 4(f) shall be in full force and effect.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Initial Purchasers.

If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the Initial Purchasers may terminate their obligations hereunder by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

In such event, the Company and the Initial Purchasers shall not be under any obligation to each other (except to the extent provided in Sections 5 and 7 hereof).

7.                             INDEMNIFICATION.

(a)                        The Company agrees:

(i)                                     to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which any such Initial Purchaser or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon  (i) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in any Preliminary Offering Memorandum, the Offering Memorandum, or any amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser specifically for use in the preparation thereof; and

(ii)                                  to reimburse each such Initial Purchaser and each such controlling person upon demand for any reasonable legal or other out-of-pocket expenses reasonably incurred by such Initial Purchaser or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not any such Initial Purchaser or controlling person is a party to any action or proceeding.  In the event that it is finally judicially determined that such Initial Purchaser was not entitled to receive payments for legal and other expenses pursuant to this subparagraph, such Initial Purchaser will promptly return all sums that had been advanced pursuant hereto.

(b)                                 Each Initial Purchaser agrees to indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse any reasonable legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that such

Initial Purchaser will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in any Preliminary Offering Memorandum, the Offering Memorandum or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser specifically for use in the preparation thereof.  This indemnity agreement will be in addition to any liability which each Initial Purchaser may otherwise have.

(c)                                  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 7, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing.  No indemnification provided for in Section 7(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 7(a) or (b).  In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense.  Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the reasonable fees and expenses of the counsel retained by the indemnified party in the event  (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.  It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties.  Such firm shall be designated in writing by you in the case of parties indemnified pursuant to

Section 7(a) and by the Company in the case of parties indemnified pursuant to Section 7(b).  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

(d)                                 (i) To the extent the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchasers.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(ii) The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7(d) shall be deemed to include any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), (i) the Initial Purchasers shall not be required to contribute any amount in excess of the discounts and commissions applicable to the Securities purchased by it and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)                                  In any proceeding relating to any Preliminary Offering Memorandum, the Offering Memorandum or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 7 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.

(f)                                    Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred.  The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Initial Purchasers or any person controlling any Initial Purchaser, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement.  A successor to any Initial Purchaser, or any person controlling any such Initial Purchaser, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

8.                             NOTICES.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or faxed and confirmed as follows:  if to the Initial Purchasers, to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005; Attention: Syndicate Manager, Fax: (212) 797-9344, with a copy to Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017, Attention: Alan Dean and Alan Denenberg, Fax: (212) 450-4800; if to the Company, to Shuffle Master, Inc., 1106 Palms Airport Drive, Las Vegas, Nevada 89119, Attention: Jerry Smith, Fax: (702) 270-5161, with a copy to Latham & Watkins LLP, 885 Third Avenue, New York, NY  10022, Attention: Kirk A. Davenport II, Fax (212) 751-4864.

9.       TERMINATION.

(a)                        This Agreement may be terminated by the Initial Purchasers by written notice to the Company at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Securities) if any of the following has occurred: (i) since the date as of which information is given in the Offering Memorandum, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) suspension of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) the declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Exchange Act); (vii) the suspension of trading of the Company’s common stock by the Nasdaq National Market, the Commission, or any other governmental authority or, (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

(b)                       as provided in Section 6 of this Agreement.

10.                       DEFAULTING INITIAL PURCHASERS.

(a)                        If, on the Closing Date or the Option Closing Date, as the case may be, either of the Initial Purchasers shall fail or refuse to purchase Securities that it has agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchaser shall be obligated to purchase the Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that either Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser.

(b)                       If, on the Closing Date, either Initial Purchaser shall fail or refuse to purchase Firm Securities which it has agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser or of the Company.  In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or in any other documents or arrangements may be effected.  If, on the Option Closing Date, either Initial Purchaser shall fail or refuse to purchase Option Securities and the aggregate principal amount of Option Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Option Securities to be purchased, the non-defaulting Initial Purchaser shall have the option to (a) terminate its obligation hereunder to purchase Option Securities or (b) purchase not less than the principal amount of Option Securities that such non-defaulting Initial Purchaser would have been obligated to purchase in the absence of such default.  Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

11.                                 SUCCESSORS.

This Agreement has been and is made solely for the benefit of the Initial Purchasers and the Company and their respective successors and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder.  No purchaser of any of the Securities from the Initial Purchasers shall be deemed a successor or assign merely because of such purchase.

12.                       INFORMATION PROVIDED BY THE INITIAL PURCHASERS.

The Company and the Initial Purchasers acknowledge and agree that the only information furnished or to be furnished by the Initial Purchasers to the Company for inclusion in the Offering Memorandum consists of the information set forth in the last paragraph on the front cover page (insofar as such information relates to the Initial Purchasers) and the information set forth in the first and eighth paragraphs in each case under the heading “Plan of Distribution” (insofar as such information relates to the Initial Purchasers).

13.                       MISCELLANEOUS.

The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of b) any termination of this Agreement, c) any investigation made by or on behalf of the Initial Purchasers or any controlling person thereof, or by or on behalf of the Company or its directors or officers and d) delivery of and payment for the Securities under this Agreement.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the Initial Purchasers in accordance with its terms.

Very truly yours,

SHUFFLE MASTER, INC.

By:	/s/ Paul Meyer
Name: Paul Meyer
Title: President

The foregoing Purchase Agreement

is hereby confirmed and accepted as

of the date first above written.

DEUTSCHE BANK SECURITIES INC.

As Representative of the several

Initial Purchasers listed on Schedule I

By:	/s/ Paul Whyte
Name: Paul Whyte
Title: Managing Director

By:	/s/ Arthur Goldfrank
Name: Arthur Goldfrank
Title: Director

SCHEDULE I

Initial Purchasers	Principal Amount of Firm Securities to be Purchased

Deutsche Bank Securities Inc.	$100,000,000
Goldman, Sachs & Co.	25,000,000
Total	$125,000,000

I-1

EXHIBIT A-1

April [ ], 2004

Deutsche Bank Securities Inc.

As representative of the Initial Purchasers

60 Wall Street

New York, NY 10005

Ladies & Gentlemen:

The undersigned understands that you, as the representative of the several purchasers (the “Representative”), propose to enter into a Purchase Agreement (the “Purchase Agreement”) with Shuffle Master, Inc., a Minnesota corporation (the “Company”), providing for the offering (the “Offering”) by the several purchasers, including the Representative (the “Initial Purchasers”), of securities convertible into shares of common stock, par value $.01, of the Company (the “Common Stock”).

To induce the Initial Purchasers to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Deutsche Bank Securities Inc., it will not, for a period of 90 days after the date of the Purchase Agreement, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock or enter into any hedging transaction relating to the Common Stock or make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

Notwithstanding the foregoing, the undersigned may transfer shares of Common Stock acquired in open market transactions by the undersigned after the completion of the Offering.

The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any shares of Common Stock or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company

A-1-1

held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party, provided that such waiver shall apply only to the proposed Offering, and any other action taken by the Company in connection with the proposed Offering.

The undersigned hereby agrees that, to the extent that the terms of this letter agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this letter agreement supersedes such registration rights agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement.  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Signature:

Print Name:

A-1-2

EXHIBIT A-2

April , 2004

Deutsche Bank Securities Inc.

As representative of the Initial Purchasers

60 Wall Street

New York, NY 10005

Ladies & Gentlemen:

The undersigned understands that you, as the representative of the several purchasers (the “Representative”), propose to enter into a Purchase Agreement (the “Purchase Agreement”) with Shuffle Master, Inc., a Minnesota corporation (the “Company”), providing for the offering (the “Offering”) by the several purchasers, including the Representative (the “Initial Purchasers”), of securities convertible into shares of common stock, par value $.01, of the Company (the “Common Stock”).

To induce the Initial Purchasers to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Deutsche Bank Securities Inc., it will not, for a period of 90 days after the date of the Purchase Agreement, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock or enter into any hedging transaction relating to the Common Stock or make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

Notwithstanding the foregoing, the undersigned may transfer (a) shares of Common Stock acquired in open market transactions by the undersigned after the completion of the Offering and (b) an aggregate of 10,000 shares of Common Stock by gift to charities.

The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any shares of Common Stock or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.

A-2-1

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party, provided that such waiver shall apply only to the proposed Offering, and any other action taken by the Company in connection with the proposed Offering.

The undersigned hereby agrees that, to the extent that the terms of this letter agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this letter agreement supersedes such registration rights agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement.  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Signature:

Name:	Mark L. Yoseloff

A-2-2

EXHIBIT B

53rd at Third
885 Third Avenue
New York, New York 10022-4834
Tel: (212) 906-1200 Fax: (212) 751-4864
www.lw.com

FIRM / AFFILIATE OFFICES
	Boston	New Jersey
	Brussels	New York
	Chicago	Northern Virginia
	Frankfurt	Orange County
	Hamburg	Paris
	Hong Kong	San Diego
April 21, 2004	London	San Francisco
	Los Angeles	Silicon Valley
	Milan	Singapore
	Moscow	Tokyo
Deutsche Bank Securities Inc.		Washington, D.C.
Goldman, Sachs & Co.
File No. 038437-000

c/o:	Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

Re:	Shuffle Master, Inc.
$125,000,000 1.25% Contingent Convertible Senior Notes due 2024

Ladies and Gentlemen:

We have acted as special counsel to Shuffle Master, Inc., a Minnesota corporation (the “Company”), in connection with the sale to you (the “Initial Purchasers”) on the date hereof by the Company, of $125,000,000 in aggregate principal amount of the Company’s 1.25% Contingent Convertible Senior Notes Due 2024 (the “Notes”) pursuant to a purchase agreement, dated April 15, 2004 (the “Purchase Agreement”), between you and the Company.  The Notes are being issued pursuant to an indenture, dated the date hereof (the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”).  This letter is being furnished to you pursuant to Section 6(a) of the Purchase Agreement.

As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, except where a specific fact confirmation procedure is stated to have been performed (in which case we have with your consent performed the stated procedure), and except where a statement is qualified as to knowledge or awareness (in which case we have with your consent made no or limited inquiry as specified below).  We have examined, among other things, the following:

(a)                                  The Purchase Agreement;

(b)                                 The Indenture, the form of the Note and the Registration Rights Agreement, dated the date hereof, between you and the Company (the “Registration Rights Agreement” and, together with the Indenture and the Notes, the “Operative Documents”);

(c)                                  The offering memorandum with respect to the Notes dated April 15, 2004 (the “Offering Memorandum”);

(d)                                 The reports filed by the Company with the Securities and Exchange Commission (the “Commission”) and incorporated by reference into the Offering Memorandum (the “Incorporated Documents”); and

(e)                                  The court or administrative orders, writs, judgments or decrees specifically directed to the Company that were identified to us by an officer of the Company as material to the Company and listed in Exhibit A (the “Court Orders”).

As to facts material to the opinions, statements and assumptions expressed herein, we have, with your consent, relied upon oral or written statements and representations of officers and other representatives of the Company, including the representations and warranties of the Company in the Purchase Agreement.  We have not independently verified such factual matters.

Whenever a statement herein is qualified as to knowledge, awareness, or a similar phrase, it is intended to indicate that those attorneys in the firm who have rendered legal services in connection with the transaction referenced above do not have current actual knowledge of the inaccuracy of such statement.  However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement.

We are opining herein as to the effect on the subject transaction only of the federal laws of the United States and the internal laws of the State of New York, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction, or as to any matters of municipal law or the laws of any local agencies within any state.  Our opinions and confirmations herein are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to private placements of convertible debt securities, provided that no opinion or confirmation is expressed herein or in our separate letter of even date with respect to federal or state securities laws (except to the extent stated in numbered paragraph 5 herein), tax laws, antitrust or trade regulation laws, insolvency or fraudulent transfer laws, antifraud laws, margin regulations, usury laws, gaming laws or other laws excluded by customary practice.  We express no opinion as to any state or federal laws or regulations applicable to the subject transaction because of the nature or extent of the business of any parties to the Purchase Agreement.  Various matters concerning the gaming and other internal laws of the states of Nevada, New Jersey and Mississippi are addressed in the opinions of Fox

Rothschild LLP, Lionel Sawyer & Collins and Phelps Dunbar LLP, respectively, which have been separately provided to you.  We express no opinion with respect to those matters herein.

Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

1.                                       When executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the terms of the Purchase Agreement, the Notes will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.  The Notes are in the form contemplated by the Indenture.

2.                                       The Indenture is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

3.                                       The Registration Rights Agreement is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

4.                                       The execution and delivery of the Operative Documents and the issuance and sale of the Notes by the Company to you and the other Initial Purchasers pursuant to the Purchase Agreement on the date hereof do not:

(a)                                  violate any federal or New York statute, rule or regulation or Court Order applicable to the Company; or

(b)                                 require any consents, approvals, or authorizations to be obtained by the Company, or any registrations, declarations or filings to be made by the Company, in each case, under any federal or New York statute, rule or regulation applicable to the Company that have not been obtained or made.

5.                                       No registration of the Notes under the Securities Act of 1933, as amended, and no qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is required for the purchase of the Notes by you or the initial resale of the Notes by you to Subsequent Purchasers, in each case in the manner contemplated by the Purchase Agreement and the Offering Memorandum.  We express no opinion, however, as to when or under what circumstances any Notes initially sold by you may be reoffered or resold.

6.                                       The statements in the Offering Memorandum under the caption “Description of the Notes,” insofar as they purport to constitute a summary of the terms of the Indenture, the Notes and the Registration Rights Agreement, are accurate descriptions or summaries in all material respects.

7.                                       With your consent based solely on a certificate of an officer of the Company as to factual matters, the Company is not, and immediately after giving effect to the sale of the Notes in accordance with the Purchase Agreement and the application of the proceeds as described in the Offering Memorandum under the caption “Use of Proceeds,” will not be required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

The opinions rendered in paragraphs 1, 2, and 3 above relating to the enforceability of the Operative Documents, are subject to the following exceptions, limitations and qualifications: (i) the effect of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which any proceeding therefor may be brought; (iii) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; (iv) we express no opinion concerning the enforceability of the waiver of rights or defenses contained in Section 6.12 of the Indenture; (v) the unenforceability of any provision requiring the payment of attorneys’ fees, where such payment is contrary to law or public policy.

We have not been requested to express and, with your consent, do not render any opinion as to the applicability to the obligations of the Company under the Indenture and the Notes of Section 548 of the United States Bankruptcy Code or applicable state law (including, without limitation, Article 10 of the New York Debtor and Creditor Law) relating to preferences and fraudulent transfers and obligations.

With your consent, we have assumed for purposes of this opinion that (i) each of the parties to the Operative Documents (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has the requisite power and authority to execute and deliver and to perform its obligations under each of the Operative Documents to which it is a party; and (c) has duly authorized, executed and delivered each such Operative Document; (ii) with respect to each of the parties to the Operative Documents other than the Company, each Operative Document to which it is a party constitutes its legally valid and binding agreement, enforceable against it in accordance with its terms; and (iii) the Trustee is in compliance, generally and with respect to acting as Trustee under the Indenture, with all applicable laws and regulations.

This letter is furnished only to you in your capacity as Initial Purchasers and is solely for your benefit in connection with the transactions covered hereby.  This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or other entity for any purpose (including any person, firm or other entity that acquires Notes from you) without our prior written consent, which may be granted or withheld in our sole discretion.

Very truly yours,

EXHIBIT A

COURT ORDERS

[None]

53rd at Third
885 Third Avenue
New York, New York 10022-4834
Tel: (212) 906-1200 Fax: (212) 751-4864
www.lw.com

FIRM / AFFILIATE OFFICES
		Boston	New Jersey
		Brussels	New York
April 21, 2004		Chicago	Northern Virginia
		Frankfurt	Orange County
		Hamburg	Paris
		Hong Kong	San Diego
		London	San Francisco
Deutsche Bank Securities Inc.		Los Angeles	Silicon Valley
Goldman, Sachs & Co.		Milan	Singapore
		Moscow	Tokyo
Washington, D.C.
c/o:	Deutsche Bank Securities Inc.
	60 Wall Street	File No. 038437-000
New York, New York 10005

Re:	Shuffle Master, Inc.
$125,000,000 1.25% Contingent Convertible Senior Notes due 2024

Ladies and Gentlemen:

We have acted as special counsel to Shuffle Master, Inc., a Minnesota corporation (the “Company”), in connection with the sale to you (the “Initial Purchasers”) on the date hereof by the Company, of $125,000,000 in aggregate principal amount of the Company’s 1.25% Contingent Convertible Senior Notes Due 2024 (the “Notes”) pursuant to a purchase agreement, dated April 15, 2004 (the “Purchase Agreement”), between you and the Company.  The Notes are being issued pursuant to an indenture, dated the date hereof, between the Company and Wells Fargo Bank, National Association, as trustee. This letter is being furnished to you pursuant to Section 6(a) of the Purchase Agreement.

The offering memorandum dated April 15, 2004 with respect to the Notes is herein called the “Offering Memorandum,” and the reports filed by the Company with the Securities and Exchange Commission and incorporated in the Offering Memorandum by reference are sometimes referred to herein collectively as the “Incorporated Documents.”

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial or quantitative information.  Therefore, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in, or incorporated by reference in, the Offering Memorandum (or the Incorporated Documents), except to the extent expressly set forth in the numbered paragraph 6 of our opinion letter to you of even date, and have not made an independent check or verification thereof (except as aforesaid).  However, in the course of acting as special counsel to the Company in connection with the preparation by the Company of the

Offering Memorandum, we reviewed the Offering Memorandum and the Incorporated Documents, and participated in conferences and telephone conversations with officers and other representatives of the Company, the independent public accountants for the Company, your representatives, and your counsel, during which conferences and conversations the contents of the Offering Memorandum and related matters were discussed.  We also reviewed and relied upon certain corporate records and documents and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters.

Based on our participation, review and reliance as described above, we advise you that no facts came to our attention that caused us to believe that the Offering Memorandum, together with the Incorporated Documents, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to the financial statements, schedules, or other financial data included or incorporated by reference in, or omitted from, the Offering Memorandum or the Incorporated Documents.

This letter is furnished only to you in your capacity as Initial Purchasers and is solely for your benefit in connection with the transactions covered hereby.  This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or other entity for any purpose (including any person, firm or other entity that acquires Notes from you) without our prior written consent, which may be granted or withheld in our sole discretion.

Very truly yours,

EXHIBIT C

[Form of Fox Rothschild LLP Opinion]

(1)                                  The statements in the Offering Memorandum under the heading “Regulation and Licensing” and in the Annual Report on Form 10-K for the fiscal year ended October 31, 2003 of the Company under the heading “Item 1. Business---Gaming Regulation—General Regulatory Licensing and Approvals” have been reviewed by us and to the extent the same pertain solely to the New Jersey Casino Control Act and the rules and regulations promulgated thereunder (the “New Jersey Gaming Laws”), they are accurate and correct in all material respects and fairly summarize the information called for; and we have no knowledge of any material legal or governmental proceedings in the State of New Jersey to which the Company or any affiliate that has licensed gaming operations in the State of New Jersey (a “New Jersey Gaming Affiliate”) is a named party wherein a claim of a violation of the New Jersey Gaming Laws is asserted.

(2)                                  Each approval, consent, order, authorization, designation, declaration or filing (each, a “New Jersey Permit”) required of or from any governmental or regulatory body (the “New Jersey Gaming Authorities”) under the New Jersey Gaming Laws necessary in connection with the execution and delivery by the Company of the Purchase Agreement, the Indenture, the Securities, the Registration Rights Agreement and the issuance and sale of the Securities to the Initial Purchasers by the Company pursuant to the Purchase Agreement, and the issuance of the Underlying Securities issuable upon conversion of the Securities and the consummation of the transactions therein contemplated has been obtained or made and is in full force in effect.

(3)                                  The execution and delivery by the Company of the Purchase Agreement, the Indenture, the Securities and the Registration Rights Agreement and the issuance and sale of the Securities to the Initial Purchasers by the Company pursuant to the Purchase Agreement, and the issuance of the Underlying Securities issuable upon conversion do not violate any of the New Jersey Gaming Laws or any orders or decrees of any executive, legislative, judicial, administrative or regulatory body of the State of New Jersey known to us to be binding upon the Company or any of its subsidiaries.

(4)                                  Each of the Company and its subsidiaries has such authorizations from the New Jersey Gaming Authorities as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Offering Memorandum (including documents incorporated by reference therein).

C-1

EXHIBIT D

[Form of Lionel Sawyer & Collins Opinion]

(1)                                  The statements under the caption “Gaming Regulation—Nevada Regulatory Matters” in the Annual Report on Form 10-K for the fiscal year ended October 31, 2003 of the Company (the “2003 10-K”) and in the Offering Memorandum under the caption “Regulation and Licensing---Nevada Regulatory Matters,” insofar as such statements constitute a summary of matters of Nevada law or Nevada legal conclusions, are correct in all material respects as of the date of the Purchase Agreement and as of the date hereof.

(2)                                  Except as described in or contemplated by the Offering Memorandum, or as may be required under Nevada “blue sky” laws, as to which such counsel need express no opinion, each approval, consent, order, authorization, designation, declaration or filing by or with any Nevada regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of the Purchase Agreement, the Indenture, the Securities, the Registration Rights Agreement and the issuance and sale of the Securities to the Initial Purchasers by the Company pursuant to the Purchase Agreement, and the issuance of the Underlying Securities issuable upon conversion of the Securities and the consummation of the transactions therein contemplated has been obtained or made and is in full force and effect, except for (A) the Company’s filing of copies of all documents related to the transaction with the Nevada State Gaming Control Board within thirty (30) days after the end of the calendar quarter in which the transaction is consummated and (B) the approvals of the Nevada State Gaming Control Board and the Nevada Gaming Commission of the Company’s fulfillment of its obligations under the Registration Rights Agreement as a public offering of securities.

(3)                                  The Company has all authorizations, approvals, consents, orders, licenses, certificates and permits required of or from any governmental or regulatory body under the Nevada Gaming Control Act and the rules and regulations promulgated thereunder (the “Nevada Gaming Laws”) (each, a “Nevada Permit”) to own, lease and license its assets and properties, to conduct its business as its business and properties are described in the 2003 10-K and the Offering Memorandum.  To the best of such counsel’s knowledge, the Company has fulfilled and performed in all material respects all of its obligations with respect to Nevada Permits and, to the best of such counsel’s knowledge, the Company is not in violation of any term or provision of any such Nevada Permit, nor has any event occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or which could result in any material impairment of the rights of the holder of any such Nevada Permits.

D-1

(4)                                  The execution and delivery by the Company of the Purchase Agreement, the Indenture, the Securities and the Registration Rights Agreement and the issuance and sale of the Securities to the Initial Purchasers by the Company pursuant to the Purchase Agreement, and the issuance of the Underlying Securities issuable upon conversion do not violate any of the Nevada Gaming Laws or any orders or decrees of any executive, legislative, judicial, administrative or regulatory body of the State of Nevada known to such counsel to be binding upon the Company or any of its subsidiaries, provided that (A) the Company files copies of all documents related to the transaction with the Nevada State Gaming Control Board within thirty (30) days after the end of the calendar quarter in which the transaction is consummated, and (B) the Company obtains approvals from the Nevada State Gaming Control Board and the Nevada Gaming Commission of the Company’s fulfillment of its obligations under the Registration Rights Agreement as a public offering of securities, before the shelf registration statement covering the Securities is declared effective.

(5)                                  Shuffle Master Holding Company, Inc. (“Holding”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum (including documents incorporated by reference therein).

D-2

EXHIBIT E

April 21, 2004

Deutsche Bank Securities Inc.

As Representative of the

Several Initial Purchasers

60 Wall Street

New York, NY 10005

Re:                               Shuffle Master, Inc.

11205-1

Ladies and Gentlemen:

We have acted as special Mississippi counsel to Shuffle Master, Inc., a Minnesota corporation  (the “Company”), in connection with the sale by the Company to the Initial Purchasers of up to $125,000,000 in aggregate principal amount of the Company’s 1.25% Contingent Convertible Senior Notes due 2024 (the “Securities”), pursuant to a purchase agreement dated April 15, 2004 (the “Purchase Agreement”), between you, as representative for the Initial Purchasers, and the Company.  This letter is being furnished to you pursuant to Section 6(d) of the Purchase Agreement.  Capitalized terms not defined herein shall have the meanings assigned to them in the Purchase Agreement.  Additionally, the term “Mississippi Gaming Laws” means the Mississippi Gaming Control Act and the rules and regulations promulgated thereunder.

In connection with the opinions delivered herein, we have examined only the Confidential Offering Memorandum (the “Offering Memorandum”) and the Purchase Agreement.  We have reviewed such documents only for the limited purpose of the opinions rendered herein, and do not give any opinion or statement as to the sufficiency or accuracy of the disclosure provided therein, the enforceability thereof or the applicability of the forms used or compliance with the requirements of such forms.  We also render no opinion as to federal securities laws or state securities laws or “blue sky” laws with respect to the transactions contemplated by the Offering Memorandum.

In connection with the opinions herein, we have also examined and relied upon that letter from Larry Gregory, Executive Director of the Mississippi Gaming

Commission (the “Gaming Commission”), dated April 15, 2004, pertaining to the Securities offering.

OPINIONS

Based upon the foregoing and subject to the other limitations, assumptions and qualifications set forth herein, we are of the opinion that:

(1)                                  Except as provided in paragraph A below, each approval, consent, order, authorization, designation, declaration or filing by or with the Gaming Commission necessary for (i) the execution and delivery by the Company of the (a) Purchase Agreement and (b) the Indenture and the Registration Rights Agreement as those documents are described in the Offering Memorandum, (the Indenture and the Registration Rights Agreement being referred to herein as the “Other Transaction Documents”), (ii) the issuance and sale of the Securities to the Initial Purchasers by the Company pursuant to the Purchase Agreement, and (iii) the issuance of the Underlying Securities issuable upon conversion of the Securities has been obtained or made and is in full force and effect.

(2)                                  The execution and delivery by the Company of the Purchase Agreement and the Other Transaction Documents, the issuance and sale of the Securities to the Initial Purchasers by the Company pursuant to the Purchase Agreement, and the issuance of the Underlying Securities issuable upon conversion of the Securities, do not violate any of the Mississippi Gaming Laws.

(3)                                  Each of the Company and Shuffle Master of Mississippi, Inc. (“Shuffle Mississippi”) has such authorizations from the Gaming Commission as are necessary to conduct its business as described in the “Summary: Shuffle Master, Inc.” section of the Offering Memorandum.

(4)                                  Based solely on a certificate from the Mississippi Secretary of State, Shuffle Mississippi has been duly incorporated and is validly existing as a corporation in good standing in Mississippi.

ASSUMPTIONS, EXCEPTIONS AND QUALIFICATIONS

The opinions expressed herein are subject to the following additional assumptions, exceptions, qualifications and limitations:

A.                                   As part of the Gaming Commission “shelf approval” granted to the Company and its affiliated companies and subsidiaries, including Shuffle Mississippi, for public offerings or private placements of its securities, the Company is required to report to the Executive Director of the Gaming Commission all public offerings and private placements of its securities by simultaneously filing with the Executive Director “all related reports, statements, etc. (and amendments thereto)” that must be filed with the U.S. Securities and Exchange Commission, or, if no Securities and Exchange Commission filing or reporting is required, by filing copies of “all documents related to the transaction” within fourteen (14) calendar days after closing the transaction.  It is our understanding that the transactions contemplated by the Purchase Agreement and the Other Transaction Documents do not require a filing with the Securities and Exchange Commission at this time, and, therefore, the Company is required within fourteen (14) calendar days after the closing of this transaction to file with the Gaming Commission “copies of all documents related to the transaction.”  However, any future filing made with the Securities and Exchange Commission related to the transactions contemplated by the Purchase Agreement and the Other Transaction Documents must simultaneously be filed with the Gaming Commission.  Additionally, as part of said “shelf approval,” the Company is required within fourteen (14) calendar days after the closing of this transaction to file with the Executive Director a report of all participants in the transaction, which shall include (at a minimum) the name, amount of securities issued and purchase price.  Furthermore, you should be aware that the Gaming Commission (as part of said “shelf approval” granted to the Company and its affiliated companies and subsidiaries) has granted the Executive Director the power to issue an interlocutory stop order with respect to any public offering or private placement by the Company.

B.                                     Except with respect to the opinion expressed above in Opinion paragraph 3 regarding authorizations from the Gaming Commission, the opinions expressed above do not extend to, and we express no opinion as to, whether the Company and Shuffle Mississippi have made any filings or obtained or maintained any authorizations or permits required by or necessary for the operation of their respective businesses.

C.                                     Our opinions expressed above in Opinion paragraphs 1 and 2 as to the lack of any required approval, consent, order, authorization, designation, declaration or filing by or with the Gaming

Commission and as to compliance with Mississippi Gaming Laws are based upon a review of those statutes and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement and Other Transaction Documents.

D.                                    The recipients of this opinion understand and acknowledge that notwithstanding (but without negating) the opinion stated in Opinion paragraph 3 above, the parties to and the transactions contemplated by Purchase Agreement and the Other Transaction Documents, and the suitability of the Company and Shuffle Mississippi to conduct their businesses, remain subject to continuing review by the Gaming Commission, and the Company and Shuffle Mississippi are subject from time to time to administrative proceedings or investigations.  In particular, the opinion expressed in Opinion paragraph 3 relates only to authorizations on the date hereof, and we do not express an opinion or imply that such authorizations will continue, or that such matters will not be affected by facts and circumstances known to us on the date hereof.

E.                                      You should be aware that the Gaming Commission retains broad discretion to require any person directly or indirectly involved with a gaming licensee to apply for a license or finding of suitability, including, without limitation, a lender, holder of indebtedness or greater than 5% beneficial owner of a gaming licensee or registered publicly traded corporation.  For example, if, as a result of the transactions described in the Purchase Agreement and the Other Transaction Documents, any person that does not already hold a Gaming Commission finding of suitability or “institutional investor” waiver will beneficially own more than 5% of the stock of the Company or Shuffle Mississippi, the Gaming Commission may require that person to apply for a finding of suitability or an “institutional investor” waiver.

F.                                      Except only as expressly stated otherwise above, we have not undertaken any independent investigation, verification, or inquiry as to the existence or non-existence of any facts, judgments, legal or governmental proceedings or other matters but have relied solely on the actual knowledge of the attorneys in this firm that have actively represented the Company and Shuffle Mississippi in connection with this opinion letter.  No inference as to our knowledge of the existence or non-existence of facts, other than the facts of which we have obtained actual knowledge, should be drawn from our representation of the Company and Shuffle Mississippi.  The Company and Shuffle Mississippi use other legal counsel in addition to our firm, and accordingly there exist matters of a legal and/or factual nature pertaining to the Company and Shuffle Mississippi which are not addressed by this opinion and with respect to which we have not been consulted.

Except as expressly stated otherwise above, the foregoing opinions are based on and are limited to the Mississippi Gaming Laws, and we render no opinion with respect to other laws of the state of Mississippi or to other laws or the law of any other jurisdiction.  Furthermore, no opinion is expressed herein as to the effect of any future acts of the parties or changes in existing law.  We undertake no responsibility to advise you of any changes after the date hereof in the law or the facts presently in effect that would alter the scope or substance of the opinions herein expressed.  This letter expresses our legal opinion as to the foregoing matters based on our professional judgment at this time; it is not, however, to be construed as a guaranty, nor is it a warranty that a court considering such matters would not rule in a manner contrary to the opinions set forth above.

The opinions expressed herein are rendered as of the date hereof, are intended solely for the benefit of the Initial Purchasers as set forth in the Purchase Agreement and may not be used, quoted, circulated, referenced, or relied upon by any other person without our prior written consent.

Yours very truly,

Phelps Dunbar, L.L.P.